Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt

Note 8. Debt

In August 2019, the Company entered into a loan and security agreement (“Loan Agreement”) with Silicon Valley Bank (“SVB”) that allowed for borrowings of up to $5,000,000 under a term loan through July 31, 2020. On December 5, 2019, the Company borrowed the full amount of $5,000,000 with a stated interest rate of 5.0% and a maturity date of July 1, 2023. In February 2020, the Company repaid the term loan in full and recognized a loss on extinguishment of $180,000.

In connection with the Loan Agreement, the Company issued detachable warrants to purchase an aggregate of 60,000 shares of common stock (see Note 12).

On April 24, 2020, the Company entered into a promissory note (the “Promissory Note”) with JPMorgan Chase Bank, N.A. that provided for a loan in the amount of $1,120,000 pursuant to the US Small Business Administration’s Paycheck Protection Program (“PPP Loan”) created as part of the recently enacted Coronavirus Aid, Relief, and Economic Security (“CARES”) Act. The PPP Loan had a maturity date of April 24, 2022 and had a fixed interest rate of 0.98% per annum. Monthly amortized principal and interest payments were to be deferred to either (1) the date that US Small Business Administration remits the borrower’s loan forgiveness amount to the lender or (2) if the borrower does not apply for loan forgiveness, 10 months after the end of the borrower’s loan forgiveness covered period. The entirety of the loan was eligible for forgiveness to the extent it was used towards qualifying expenses as described in the CARES Act. On August 25, 2021, the Company received notice from the US Small Business Association that the entire PPP Loan balance and accrued interest were forgiven in full on such date. The Company recorded the loan forgiveness as other income, net in the Company’s consolidated statement of operations and comprehensive loss during the year ended December 31, 2021.